Amendment to the Exclusive Purchase Option Agreement	For Signature

Exhibit A

AMENDMENT TO THE EXCLUSIVE PURCHAE OPTION
AGREEMENT

by and among

FAITH WINNER ( JIXIAN ) AGRICULTURE DEVELOPMENT
COMPANY LIMITED

HEILONGJIANG YANGLIN SOYBEAN GROUP CO., LTD.

and

THE SHAREHOLDERS THERETO

April 3, 2009

Amendment to the Exclusive Purchase Option Agreement	For Signature

AMENDMENT TO THE EXCLUSIVE PURCHAE OPTION
AGREEMENT

This Amendment to the Exclusive Option Agreement (the “Amendment”) is entered into on April 3, 2009 by and among the following parties in Jixian County, Heilongjiang Province, the People’s Republic of China.

Party A: Faith Winner (Jixian) Agriculture Development Company Limited

Registered Address: Yanglin Plaza, Fuli Town, Jixian County, Shuangyashan,
Heilongjiang, China.
Legal representative: Liu Shulin

Party B: Heilongjiang Yanglin Soybean Group Co., Ltd.

Registered Address: Hedong District, Fuli Town, Jixian County,
Shuangyashan, Heilongjiang, China.
Legal representative: Liu Shulin

Party C: Liu Shulin, holding 70% of total outstanding ownership interest in Party B.

ID Card Number: 230521196304230016
Address: 99 Fanrong Street, Jixian County, Heilongjiang Province, PRC

Party D: Ding Huanqin, holding 30% of total outstanding ownership interest in Party B.

ID Card Number: 230521196210130022
Address: 99 Fanrong Street, Jixian County, Heilongjiang Province, PRC

Party A, Party B, Party C, Party D are hereinafter from time to time, collectively, referred to as the “Parties”, and each of them is hereinafter from time to time referred to as a “Party”; Party C, Party D are hereinafter from time to time, collectively, referred to as the “Shareholders” and each of them is hereinafter from time to time referred to as a “Shareholder” or any “Shareholder”.  The equity interests in Party B held by each Shareholder or any shareholder now existing or hereafter acquired is hereinafter from time to time referred to as the “Equity Interests”.

WHEREAS:

1.
Party A, an wholly foreign owned enterprise incorporated under the laws of the People’s Republic of China (the “PRC”), which engages in the business of technical support and consigned management services on agriculture development, technical support, technical transfer, and information consulting (excluding the restricted projects);

Amendment to the Exclusive Purchase Option Agreement	For Signature

2.
Party B, a liability limited company incorporated under PRC laws in Heilongjiang Province, is licensed by Administrative Departments for Industry and Commerce Shuangyashan Branch to carry on the business of acquisition of soybeans or processing of soybean products etc;

3.	Each Party entered into the Exclusive Purchase Option Agreement (the “Agreement”) dated September 24, 2007.

NOW, THEREFORE, the Parties through mutual negotiations hereby enter into this Amendment for the purpose of amending the Exclusive Purchase Option Agreement as follows:

1.	AMENDMENT TO ARTICLE 1 OF THE AGREEMENT

1.1
Article 1.5 of the Agreement shall be modified , amended and restated in its entirety to read: “
”To the extent permitted by applicable Chinese law and regulations then in force, the exercise price of the exclusive purchase option shall be $17,000,000, or such greater amount as required by the then applicable Chinese law and regulations.”

1.2
Article 1.6 of the Agreement shall be modified, amended and restated in its entirety to read:

“In the event that Party A elects to purchase the Equity Interests held by the Shareholders, all of the consideration net tax (the “Consideration of Equity Transfer”) obtained by the Shareholders shall be used to repay Party A.

In the event that Party A elects to purchase the assets of Party B, Party B   shall  use all of the consideration net tax (the “Consideration of Assets Transfer”)  to repay Party A.

To the extent that the Consideration of Equity Transfer or Assets Transfer is greater than $17,000,000 as required by the then applicable law or for any other reasons, the excess shall be paid by Party B to Party A as interest on the loan made under the Loan Agreement  dated September 24, 2007 between Party A and Party B.

2.	AMENDMENT TO ARTICLE 3.1(k) OF THE AGREEMENT

2.1
Article 3.1(k) shall be modified, amended and restated in its entirety:

“Party B shall not distribute any dividends in any manner to its shareholders until after the exercise of the exclusive purchase option by Party A under the  Agreement.”

Amendment to the Exclusive Purchase Option Agreement	For Signature

3.	AMENDMENT TO ARTICLE 10.1 OF THE AGREEMENT

3.1	Article 10.1 shall be supplemented by the following: “To the extent that there shall be any discrepancies between the Agreement and this Amendment, this Amendment shall control.”

4.	EVENTS OF DEFAULT

4.1
Any violation of any provision hereof, incomplete performance of any obligation provided hereunder, any misrepresentation made hereunder, material concealment or omission of any material fact or failure to perform any covenants provided hereunder by any Party shall constitute an event of default. The defaulting Party shall assume all the legal liabilities pursuant to the applicable PRC laws and regulations.

5.	EFFECTIVENESS AND MISELLANEOUS

5.1	This Amendment shall be effective upon the execution hereof by the Parties hereto and shall remain effective thereafter.

5.2
This Amendment is executed in both Chinese and English; both versions shall be equally valid and authentic. There are four (4) originals for each version, with each Party having one, and each original copy has the same legal effect.

[Signature page follows]

Amendment to the Exclusive Purchase Option Agreement	For Signature

[SIGNATURE PAGE ONLY]

IN WITNESS THEREFORE, the parties hereof have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

Party A: Faith Winner (Jixian) Agriculture Development Company Limited

Legal representative: /s/ Liu Shulin

(Seal)

Party B: Heilongjiang Yanglin Soybean Group Co., Ltd.

Legal representative: /s/ Liu Shulin

(Seal)

Party C: Liu Shulin

/s/ Liu Shulin

Signature

Party D: Ding Huanqin

/s/ Ding Huanqin

Signature